UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 24, 2005
(Date of earliest event reported)



                   Greenwich Capital Commercial Funding Corp.
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             (Exact name of registrant as specified in its charter)

           Delaware                   333-108801                 06-1565524
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
       of incorporation)                                     Identification No.)

             600 Steamboat Road,
             Greenwich, Connecticut                                 06830
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    (Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code  (203) 625-2700
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

            Attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report are certain computational materials (the "Computational Materials") furnished to the Registrant by Goldman Sachs & Co. Inc. (the "Underwriter"), one of the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-GG5 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-108801) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

         99.1                                      Computational Materials

         99.2                                      Computational Materials

         99.3                                      Computational Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENWICH CAPITAL COMMERCIAL FUNDING CORP.

Date: October 24, 2005

                                   By:    /s/ Andrew Snow
                                          -----------------------------------
                                   Name:  Andrew Snow
                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
      Exhibit No.                   Description                  Electronic (E)
      -----------                   -----------                  --------------

         99.1                Computational Materials                   E

         99.2                Computational Materials                   E

         99.3                Computational Materials                   E